Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
3rd Quarter Ended September 30, 2014

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran            Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements with Royal & Sun Alliance Insurance plc; the inability to receive the required regulatory approvals to complete the acquisitions; risks that the proposed acquisitions disrupt each company’s current plans and operations; the ability to retain key personnel; the ability to recognize the benefits of the acquisitions; the amount of costs, fees, expenses and charges related to the acquisitions; pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•
Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information. On May 1, 2014, our shareholders approved a 3-for-1 stock split of the Company's common shares. All historical share and per share amounts reflect the effect of the stock split.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 32 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended				Nine Months Ended
	September 30,		$	%	September 30,		$	%
	2014	2013	Difference	Difference	2014	2013	Difference	Difference
HIGHLIGHTS
Gross premiums written	$707,884	$580,893	$126,991	21.9%	$2,369,682	$2,183,174	$186,508	8.5%
Net premiums written	568,742	453,077	115,665	25.5%	1,894,280	1,729,351	164,929	9.5%
Net premiums earned	541,737	510,773	30,964	6.1%	1,609,269	1,481,272	127,997	8.6%
Underwriting income	44,950	80,136	(35,186)	(43.9)%	203,812	235,762	(31,950)	(13.6)%
Operating income	60,606	101,801	(41,195)	(40.5)%	266,536	289,494	(22,958)	(7.9)%
Net income	30,915	122,843	(91,928)	74.8%	359,750	279,973	79,777	28.5%

Total shareholders' equity	3,673,599	3,443,928	229,671	6.7%	3,673,599	3,443,928	229,671	6.7%
Cash flows provided by operating activities	220,795	204,530	16,265	8.0%	669,733	338,172	331,561	98.0%

PER SHARE AND SHARE DATA
Basic earnings per share
Net income	$0.32	$1.20	$(0.88)	73.3%	$3.67	$2.72	$0.95	34.9%
Operating income	$0.62	$0.99	$(0.37)	(37.4)%	$2.72	$2.81	$(0.09)	(3.2)%
Diluted earnings per share
Net income	$0.31	$1.18	$(0.87)	73.7%	$3.60	$2.66	$0.94	35.3%
Operating income	$0.61	$0.98	$(0.37)	(37.8)%	$2.67	$2.75	$(0.08)	(2.9)%

Book value per share	$38.11	$33.95	$4.16	12.3%	$38.11	$33.95	$4.16	12.3%
Diluted book value per share	$37.12	$33.05	$4.07	12.3%	$37.12	$33.05	$4.07	12.3%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	3.4%	14.4%		(11.0) pts	13.2%	11.0%		2.2 pts
Annualized ROAE, operating income	6.6%	11.9%		(5.3) pts	9.7%	11.4%		(1.7) pts
Financial statement portfolio return	0.1%	0.8%		(0.7) pts	2.7%	1.2%		1.5 pts

GAAP Ratios
Loss and loss expense ratio	62.0%	54.2%		(7.8) pts	57.6%	54.5%		(3.1) pts
Acquisition cost ratio	13.4%	12.7%		(0.7) pts	13.3%	12.6%		(0.7) pts
General and administrative expense ratio	16.3%	17.3%		1.0 pts	16.5%	17.0%		0.5 pts
Expense ratio	29.7%	30.0%		0.3 pts	29.8%	29.6%		(0.2) pts
Combined ratio	91.7%	84.2%		(7.5) pts	87.4%	84.1%		(3.3) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013
Revenues
Gross premiums written	$707,884	$760,405	$901,393	$555,490	$580,893	$2,369,682	$2,183,174
Net premiums written	$568,742	$553,924	$771,614	$391,130	$453,077	$1,894,280	$1,729,351

Net premiums earned	$541,737	$537,247	$530,285	$524,561	$510,773	$1,609,269	$1,481,272
Net investment income	43,412	36,793	47,619	47,270	39,271	127,824	110,294
Net realized investment (losses) gains	(35,136)	85,217	54,205	67,599	27,487	104,286	(8,074)
Other income	1,032	—	—	—	—	1,032	—
Total revenues	$551,045	$659,257	$632,109	$639,430	$577,531	$1,842,411	$1,583,492

Expenses
Net losses and loss expenses	$336,090	$314,855	$275,286	$315,966	$276,970	$926,231	$807,276
Acquisition costs	72,403	74,279	67,722	66,257	65,114	214,404	186,416
General and administrative expenses	88,294	96,188	80,340	100,467	88,553	264,822	251,818
Other expense	6,575	—	—	—	—	6,575	—
Amortization of intangible assets	633	634	633	633	633	1,900	1,900
Interest expense	14,325	14,592	14,534	14,094	14,094	43,451	42,416
Foreign exchange loss	278	651	49	658	4,353	978	7,361
Total expenses	$518,598	$501,199	$438,564	$498,075	$449,717	$1,458,361	$1,297,187

Income before income taxes	$32,447	$158,058	$193,545	$141,355	$127,814	$384,050	$286,305
Income tax expense	1,532	6,195	16,573	3,448	4,971	24,300	6,332
Net income	$30,915	$151,863	$176,972	$137,907	$122,843	$359,750	$279,973

GAAP Ratios
Loss and loss expense ratio	62.0%	58.6%	51.9%	60.2%	54.2%	57.6%	54.5%
Acquisition cost ratio	13.4%	13.8%	12.8%	12.6%	12.7%	13.3%	12.6%
General and administrative expense ratio	16.3%	17.9%	15.2%	19.2%	17.3%	16.5%	17.0%
Expense ratio	29.7%	31.7%	28.0%	31.8%	30.0%	29.8%	29.6%
Combined ratio	91.7%	90.3%	79.9%	92.0%	84.2%	87.4%	84.1%

Per Share Data
Basic earnings per share
Net income	$0.32	$1.55	$1.78	$1.37	$1.20	$3.67	$2.72
Operating income	$0.62	$0.78	$1.31	$0.74	$0.99	$2.72	$2.81
Diluted earnings per share
Net income	$0.31	$1.52	$1.74	$1.34	$1.18	$3.60	$2.66
Operating income	$0.61	$0.76	$1.28	$0.72	$0.98	$2.67	$2.75

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	September 30, 2014	December 31, 2013
ASSETS
Fixed maturity investments trading, at fair value	$6,128,237	$6,100,798
Equity securities trading, at fair value	945,076	699,846
Other invested assets	929,201	911,392
Total investments	8,002,514	7,712,036
Cash and cash equivalents	831,270	531,936
Restricted cash	178,958	149,393
Insurance balances receivable	926,183	664,731
Funds held	405,703	632,430
Prepaid reinsurance	376,651	340,992
Reinsurance recoverable	1,349,009	1,234,504
Accrued investment income	30,554	32,236
Net deferred acquisition costs	171,827	126,661
Goodwill	278,085	268,376
Intangible assets	46,931	48,831
Balances receivable on sale of investments	60,122	76,544
Net deferred tax assets	41,312	37,469
Other assets	110,449	89,691
TOTAL ASSETS	$12,809,568	$11,945,830

LIABILITIES
Reserve for losses and loss expenses	$6,052,263	$5,766,529
Unearned premiums	1,716,927	1,396,256
Reinsurance balances payable	203,428	173,023
Balances due on purchases of investments	166,026	104,740
Senior notes	798,725	798,499
Dividends payable	21,686	16,732
Accounts payable and accrued liabilities	176,914	170,225
TOTAL LIABILITIES	$9,135,969	$8,426,004

SHAREHOLDERS' EQUITY
Common shares: 2014: par value CHF 4.10 per share and 2013: par value CHF 4.10 per share (2014: 100,775,256; 2013: 103,477,452 shares issued and 2014: 96,382,238; 2013: 100,253,646 shares outstanding)	407,990	$418,988
Treasury shares, at cost (2014: 4,393,018; 2013: 3,223,806)	(134,633)	(79,992)
Retained earnings	3,400,242	3,180,830
TOTAL SHAREHOLDERS' EQUITY	$3,673,599	$3,519,826
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$12,809,568	$11,945,830

Book value per share	$38.11	$35.11
Diluted book value per share	$37.12	$34.20

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income	$30,915	$151,863	$176,972	$137,907	$122,843	$359,750	$279,973
Adjustments to reconcile net income (loss) to cash
provided by operating activities:
Net realized gains on sales of investments	(18,859)	(50,025)	(49,756)	(32,980)	(13,183)	(118,640)	(76,104)
Mark to market adjustments	53,479	(45,157)	(13,956)	(31,989)	(15,562)	(5,634)	80,136
Stock compensation expense	3,191	3,391	4,240	4,687	2,716	10,822	9,282
Undistributed income of equity method investments	(3,292)	16,036	(2,292)	(7,610)	(1,997)	10,452	(4,313)
Changes in:
Reserve for losses and loss expenses, net of
reinsurance recoverables	69,318	57,663	44,248	(22,722)	37,407	171,229	50,308
Unearned premiums, net of prepaid reinsurance	27,006	16,677	241,329	(133,430)	(57,697)	285,012	248,079
Insurance balances receivable	50,258	(135,986)	(174,899)	75,381	74,508	(260,627)	(229,580)
Funds held	8,742	33,356	184,629	(257,299)	12,468	226,727	(38,763)
Reinsurance balances payable	(20,754)	64,141	(12,982)	(20,620)	(12,241)	30,405	57,379
Net deferred acquisition costs	(8,568)	3,845	(40,443)	19,290	7,861	(45,166)	(37,941)
Net deferred tax assets	(5,445)	1,413	521	4,363	(1,282)	(3,511)	(16,252)
Accounts payable and accrued liabilities	57,870	30,348	(83,745)	41,457	27,061	4,473	(18,540)
Other items, net	(23,066)	(1,723)	29,230	(176)	21,628	4,441	34,508
Net cash provided by (used in) operating activities	220,795	145,842	303,096	(223,741)	204,530	669,733	338,172

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net sales (purchases) of investments	90,152	(6,632)	(191,042)	(236,042)	188,616	(107,522)	159,117
Purchases of fixed assets	(8,889)	(3,265)	(2,336)	(1,139)	(808)	(14,490)	(4,171)
Change in restricted cash	(51,203)	16,815	4,823	108,124	(63,471)	(29,565)	(74,032)
Net cash paid for acquisitions	—	(2,565)	—	—	—	(2,565)	—
Net cash provided by (used in) investing activities	30,060	4,353	(188,555)	(129,057)	124,337	(154,142)	80,914

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid — par value reduction	—	—	—	—	—	—	(12,981)
Dividends paid	(21,857)	(16,475)	(16,732)	(16,942)	(17,117)	(55,064)	(17,117)
Proceeds from the exercise of stock options	1,327	3,283	3,030	3,672	3,172	7,640	8,465
Share repurchases	(28,397)	(69,151)	(68,659)	(52,843)	(37,592)	(166,207)	(120,163)
Net cash used in financing activities	(48,927)	(82,343)	(82,361)	(66,113)	(51,537)	(213,631)	(141,796)

Effect of exchange rate changes on foreign currency cash	(5,796)	1,484	1,686	(2,200)	1,614	(2,626)	(6,122)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	196,132	69,336	33,866	(421,111)	278,944	299,334	271,168
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	635,138	565,802	531,936	953,047	674,103	531,936	681,879
CASH AND CASH EQUIVALENTS, END OF PERIOD	$831,270	$635,138	$565,802	$531,936	$953,047	$831,270	$953,047

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended September 30, 2014

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$386,681	$144,236	$176,967	$707,884
Net premiums written	$321,713	$87,820	$159,209	$568,742
Net premiums earned	$224,764	$94,013	$222,960	$541,737
Total revenues	$224,764	$94,013	$222,960	$541,737

Expenses
Net losses and loss expenses	$153,010	$55,814	$127,266	$336,090
Acquisition costs	31,131	1209	40,063	72,403
General and administrative expenses	41,730	27,993	18,571	88,294
Total expenses	$225,871	$85,016	$185,900	$496,787

Underwriting (loss) income	$(1,107)	$8,997	$37,060	$44,950

Other insurance-related income	1,032	—	—	1,032
Other insurance-related expenses	1,270	5,305	—	6,575
Segment (loss) income	$(1,345)	$3,692	$37,060	$39,407

Net investment income				43,412
Net realized investment losses				(35,136)
Amortization of intangible assets				(633)
Interest expense				(14,325)
Foreign exchange loss				(278)
Income before income taxes				$32,447

GAAP Ratios
Loss and loss expense ratio	68.1%	59.4%	57.1%	62.0%
Acquisition cost ratio	13.9%	1.3%	18.0%	13.4%
General and administrative expense ratio	18.6%	29.8%	8.3%	16.3%
Expense ratio	32.5%	31.1%	26.3%	29.7%
Combined ratio	100.6%	90.5%	83.4%	91.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended September 30, 2013

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$308,709	$132,881	$139,303	$580,893
Net premiums written	$238,792	$75,632	$138,653	$453,077
Net premiums earned	$207,602	$87,554	$215,617	$510,773
Total revenues	$207,602	$87,554	$215,617	$510,773

Expenses
Net losses and loss expenses	$141,222	$31,094	$104,654	$276,970
Acquisition costs	28,426	(282)	36,970	65,114
General and administrative expenses	41,616	26,450	20,487	88,553
Total expenses	$211,264	$57,262	$162,111	$430,637

Underwriting (loss) income	$(3,662)	$30,292	$53,506	$80,136

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment (loss) income	$(3,662)	$30,292	$53,506	$80,136

Net investment income				39,271
Net realized investment losses				27,487
Amortization of intangible assets				(633)
Interest expense				(14,094)
Foreign exchange loss				(4,353)
Income before income taxes				$127,814

GAAP Ratios
Loss and loss expense ratio	68.0%	35.5%	48.5%	54.2%
Acquisition cost ratio	13.7%	(0.3)%	17.1%	12.7%
General and administrative expense ratio	20.0%	30.2%	9.5%	17.3%
Expense ratio	33.7%	29.9%	26.6%	30.0%
Combined ratio	101.7%	65.4%	75.1%	84.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Nine Months Ended September 30, 2014

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$998,051	$483,079	$888,552	$2,369,682
Net premiums written	$746,403	$285,450	$862,427	$1,894,280
Net premiums earned	$651,480	$271,557	$686,232	$1,609,269
Total revenues	$651,480	$271,557	$686,232	$1,609,269

Expenses
Net losses and loss expenses	$440,491	$115,299	$370,441	$926,231
Acquisition costs	88,311	835	125,258	214,404
General and administrative expenses	125,760	82,164	56,898	264,822
Total expenses	$654,562	$198,298	$552,597	$1,405,457

Underwriting (loss) income	$(3,082)	$73,259	$133,635	$203,812

Other insurance-related income	1,032	—	—	1,032
Other insurance-related expenses	1,270	5,305	—	6,575
Segment (loss) income	$(3,320)	$67,954	$133,635	$198,269

Net investment income				127,824
Net realized investment gains				104,286
Amortization of intangible assets				(1,900)
Interest expense				(43,451)
Foreign exchange loss				(978)
Income before income taxes				$384,050

GAAP Ratios
Loss and loss expense ratio	67.6%	42.5%	54.0%	57.6%
Acquisition cost ratio	13.6%	0.3%	18.3%	13.3%
General and administrative expense ratio	19.3%	30.3%	8.3%	16.5%
Expense ratio	32.9%	30.6%	26.6%	29.8%
Combined ratio	100.5%	73.1%	80.6%	87.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Nine Months Ended September 30, 2013

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$872,024	$453,990	$857,160	$2,183,174
Net premiums written	$652,464	$259,771	$817,116	$1,729,351
Net premiums earned	$593,477	$258,809	$628,986	$1,481,272
Total revenues	$593,477	$258,809	$628,986	$1,481,272

Expenses
Net losses and loss expenses	$398,910	$90,997	$317,369	$807,276
Acquisition costs	78,824	(1,489)	109,081	186,416
General and administrative expenses	119,514	75,374	56,930	251,818
Total expenses	$597,248	$164,882	$483,380	$1,245,510

Underwriting (loss) income	$(3,771)	$93,927	$145,606	$235,762

Other insurance-related income	—	—	—	—
Other insurance-related expenses	—	—	—	—
Segment (loss) income	$(3,771)	$93,927	$145,606	$235,762

Net investment income				110,294
Net realized investment losses				(8,074)
Amortization of intangible assets				(1,900)
Interest expense				(42,416)
Foreign exchange loss				(7,361)
Income before income taxes				$286,305

GAAP Ratios
Loss and loss expense ratio	67.2%	35.2%	50.5%	54.5%
Acquisition cost ratio	13.3%	(0.6)%	17.3%	12.6%
General and administrative expense ratio	20.1%	29.1%	9.1%	17.0%
Expense ratio	33.4%	28.5%	26.4%	29.6%
Combined ratio	100.6%	63.7%	76.9%	84.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Nine Months Ended

	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
U.S. Insurance	$386,681	54.6%	$308,709	53.1%	$998,051	42.1%	$872,024	39.9%
International Insurance	144,236	20.4%	132,881	22.9%	483,079	20.4%	453,990	20.8%
Reinsurance	176,967	25.0%	139,303	24.0%	888,552	37.5%	857,160	39.3%
Total	$707,884	100.0%	$580,893	100.0%	$2,369,682	100.0%	$2,183,174	100.0%

Gross Premiums Written by Underwriting Location
United States	$483,992	68.4%	$377,618	65.0%	$1,447,652	61.1%	$1,296,212	59.4%
Bermuda	109,503	15.5%	111,103	19.1%	525,005	22.2%	550,815	25.2%
Europe	64,947	9.2%	52,004	9.0%	245,931	10.4%	198,747	9.1%
Asia Pacific	45,070	6.4%	40,168	6.9%	142,798	6.0%	137,400	6.3%
Canada	4,372	0.5%	—	0.0%	8,296	0.3%	—	0.0%
Total	$707,884	100.0%	$580,893	100.0%	$2,369,682	100.0%	$2,183,174	100.0%

Direct Premiums Written by Insured Location(1)
United States	$460,676	86.8%	$381,061	86.3%	$1,274,142	86.0%	$1,155,368	87.1%
United Kingdom	22,811	4.3%	27,905	6.3%	64,877	4.4%	58,180	4.4%
Canada	7,524	1.4%	2,096	0.5%	18,198	1.2%	6,798	0.5%
Australia	6,665	1.3%	4,345	1.0%	17,246	1.2%	14,004	1.1%
Argentina	2,915	0.5%	179	0.0%	4,468	0.3%	3,060	0.2%
All other	30,326	5.7%	26,004	5.9%	102,199	6.9%	88,604	6.7%
Total	$530,917	100.0%	$441,590	100.0%	$1,481,130	100.0%	$1,326,014	100.0%

(1) Excludes reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Nine Months Ended

	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Insurance
General casualty	$153,025	39.6%	$107,222	34.7%	$351,980	35.3%	$271,466	31.1%
Professional liability	66,010	17.1%	66,199	21.4%	190,185	19.1%	193,727	22.2%
Programs	46,694	12.1%	41,114	13.3%	119,929	12.0%	107,715	12.4%
Healthcare	38,937	10.1%	43,378	14.1%	111,040	11.1%	143,417	16.4%
General property	22,403	5.8%	18,686	6.1%	76,138	7.6%	73,980	8.5%
Inland marine	17,371	4.5%	12,107	3.9%	50,173	5.0%	32,804	3.8%
Environmental	15,821	4.1%	8,363	2.7%	37,564	3.8%	24,690	2.8%
Other	26,420	6.7%	11,640	3.8%	61,042	6.1%	24,225	2.8%
Total	$386,681	100.0%	$308,709	100.0%	$998,051	100.0%	$872,024	100.0%

International Insurance
Professional liability	$51,505	35.7%	$43,808	33.0%	$151,281	31.3%	$134,171	29.6%
General casualty	32,376	22.4%	28,597	21.5%	93,081	19.3%	96,959	21.4%
General property	23,299	16.2%	22,701	17.1%	125,446	26.0%	126,569	27.9%
Healthcare	19,192	13.3%	18,603	14.0%	66,311	13.7%	66,320	14.6%
Aviation	8,660	6.0%	13,110	9.9%	18,176	3.8%	13,110	2.9%
Trade credit	6,944	4.8%	6,062	4.5%	22,438	4.6%	16,861	3.6%
Other	2,260	1.6%	—	0.0%	6,346	1.3%	—	0.0%
Total	$144,236	100.0%	$132,881	100.0%	$483,079	100.0%	$453,990	100.0%

Reinsurance
Casualty	$86,687	49.0%	$56,044	40.2%	$236,199	26.6%	$230,335	26.9%
Property	83,041	46.9%	72,530	52.1%	453,305	51.0%	436,548	50.9%
Specialty	7,239	4.1%	10,729	7.7%	199,048	22.4%	190,277	22.2%
Total	$176,967	100.0%	$139,303	100.0%	$888,552	100.0%	$857,160	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Nine Months Ended

	September 30, 2014		September 30, 2013		September 30, 2014		September 30, 2013
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
U.S. Insurance
Current year - non-catastrophe	$152,427	67.8%	$137,470	66.2%	$438,074	67.2%	$387,553	65.3%
Current year - property catastrophe	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Prior year - increase (decrease)	583	0.3%	3,752	1.8%	2,417	0.4%	11,357	1.9%
Net losses and loss expenses	$153,010	68.1%	$141,222	68.0%	$440,491	67.6%	$398,910	67.2%

International Insurance
Current year - non-catastrophe	$70,069	74.5%	$60,853	69.5%	$178,938	66.0%	$176,116	68.1%
Current year - property catastrophe	15,000	16.0%	—	0.0%	15,000	5.5%	—	0.0%
Prior year - increase (decrease)	(29,255)	(31.1)%	(29,759)	(34.0)%	(78,639)	(29.0)%	(85,119)	(32.9)%
Net losses and loss expenses	$55,814	59.4%	$31,094	35.5%	$115,299	42.5%	$90,997	35.2%

Reinsurance
Current year - non-catastrophe	$130,724	58.7%	$140,097	64.9%	$407,099	59.3%	$397,555	63.2%
Current year - property catastrophe	14,750	6.6%	—	0.0%	28,000	4.1%	—	0.0%
Prior year - increase (decrease)	(18,208)	(8.2)%	(35,443)	(16.4)%	(64,658)	(9.4)%	(80,186)	(12.7)%
Net losses and loss expenses	$127,266	57.1%	$104,654	48.5%	$370,441	54.0%	$317,369	50.5%

Consolidated
Current year - non-catastrophe	$353,220	65.2%	$338,420	66.2%	$1,024,111	63.7%	$961,224	64.9%
Current year - property catastrophe	29,750	5.5%	—	0.0%	43,000	2.7%	—	0.0%
Prior year - increase (decrease)	(46,880)	(8.7)%	(61,450)	(12.0)%	(140,880)	(8.8)%	(153,948)	(10.4)%
Net losses and loss expenses	$336,090	62.0%	$276,970	54.2%	$926,231	57.6%	$807,276	54.5%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended September 30, 2014
(Favorable) Unfavorable Development ($ in millions)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	2012	2013	Total

U.S. Insurance
General casualty	$(0.1)	$0.7	$—	$(0.1)	$—	$—	$1.9	$0.8	$2.1	$—	$5.3
Programs	—	—	(0.2)	(0.6)	(0.8)	(1.1)	(1.4)	(2.3)	1.1	0.2	(5.1)
General property	—	0.5	—	—	—	—	(0.2)	3.0	(0.6)	—	2.7
Healthcare	0.4	(1.1)	(0.6)	0.1	—	(0.1)	—	1.9	4.1	7.6	12.3
Professional liability	(0.4)	10.1	(15.8)	8.7	(2.7)	(14.2)	(2.6)	(1.1)	(2.1)	7.3	(12.8)
Inland Marine	—	—	—	—	—	—	—	—	(0.7)	(1.2)	(1.9)
Environmental	—	—	—	—	—	—	—	—	0.1	—	0.1
Total	$(0.1)	$10.2	$(16.6)	$8.1	$(3.5)	$(15.4)	$(2.3)	$2.3	$4.0	$13.9	$0.6

International Insurance
General casualty	$0.8	$(0.6)	$(1.0)	$(1.1)	$(3.7)	$(5.0)	$(0.3)	$(2.5)	$(0.1)	$—	$(13.5)
General property	0.1	0.6	(0.4)	—	(0.4)	—	(0.5)	(3.5)	(0.2)	(1.3)	(5.6)
Professional liability	(0.2)	(0.4)	(1.3)	(7.2)	(0.8)	(2.0)	(3.9)	(1.5)	14.9	—	(2.4)
Healthcare	(1.2)	(0.9)	(1.1)	(0.2)	(0.2)	(0.1)	(4.0)	0.1	(1.2)	1.2	(7.6)
Trade Credit	—	—	—	—	—	—	—	—	(2.0)	1.9	(0.1)
Total	$(0.5)	$(1.3)	$(3.8)	$(8.5)	$(5.1)	$(7.1)	$(8.7)	$(7.4)	$11.4	$1.8	$(29.2)

Reinsurance
Property	$(0.1)	$0.9	$—	$0.1	$(0.1)	$—	$0.6	$0.6	$1.1	$(14.8)	$(11.7)
Casualty	0.1	4.6	(1.0)	(1.6)	(4.1)	(0.8)	(0.6)	(3.1)	(0.1)	(0.1)	(6.7)
Specialty	0.2	(0.2)	—	(0.1)	(0.1)	(0.1)	(0.6)	(0.6)	0.9	0.7	0.1
Total	$0.2	$5.3	$(1.0)	$(1.6)	$(4.3)	$(0.9)	$(0.6)	$(3.1)	$1.9	$(14.2)	$(18.3)

Consolidated
U.S. insurance	$(0.1)	$10.2	$(16.6)	$8.1	$(3.5)	$(15.4)	$(2.3)	$2.3	$4.0	$13.9	$0.6
International insurance	(0.5)	(1.3)	(3.8)	(8.5)	(5.1)	(7.1)	(8.7)	(7.4)	11.4	1.8	(29.2)
Reinsurance	0.2	5.3	(1.0)	(1.6)	(4.3)	(0.9)	(0.6)	(3.1)	1.9	(14.2)	(18.3)
Total	$(0.4)	$14.2	$(21.4)	$(2.0)	$(12.9)	$(23.4)	$(11.6)	$(8.2)	$17.3	$1.5	$(46.9)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT YEAR TO DATE

	Nine Months Ended September 30, 2014
(Favorable) Unfavorable Development ($ in millions)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	2012	2013	Total

U.S. Insurance
General casualty	$(3.1)	$0.7	$—	$(0.8)	$(4.8)	$0.3	$3.2	$2.8	$0.2	$4.2	$2.7
Programs	—	—	(0.2)	0.3	0.5	(4.4)	(1.1)	(4.1)	0.3	(1.2)	(9.9)
General property	—	0.5	—	—	—	—	0.3	1.4	(0.9)	3.2	4.5
Healthcare	(1.3)	(1.6)	(0.6)	(0.2)	(0.6)	3.0	0.1	16.1	7.9	9.7	32.5
Professional liability	(0.4)	10.1	(15.8)	8.4	(3.1)	(23.3)	(3.6)	0.1	(1.7)	7.3	(22.0)
Inland marine	—	—	—	—	—	—	—	(0.3)	(1.2)	(1.6)	(3.1)
Environmental	—	—	—	—	—	—	(0.2)	(1.0)	(1.1)	—	(2.3)
Total	$(4.8)	$9.7	$(16.6)	$7.7	$(8.0)	$(24.4)	$(1.3)	$15.0	$3.5	$21.6	$2.4

International Insurance
General casualty	$10.4	$(2.0)	$(3.5)	$(4.6)	$7.7	$(14.3)	$(9.1)	$(0.6)	$(0.2)	$—	$(16.2)
General property	(0.2)	0.7	(0.9)	(1.1)	(0.7)	(0.7)	(0.4)	(8.1)	(4.8)	(11.4)	(27.6)
Professional liability	(1.6)	(2.0)	1.9	(30.0)	(1.8)	(12.3)	(7.5)	(2.3)	20.8	—	(34.8)
Healthcare	(1.3)	(1.8)	(2.0)	(1.2)	(1.0)	(0.1)	(7.9)	(0.4)	(1.4)	17.2	0.1
Trade credit	—	—	—	—	—	—	(0.1)	(1.0)	(2.2)	3.2	(0.1)
Total	$7.3	$(5.1)	$(4.5)	$(36.9)	$4.2	$(27.4)	$(25.0)	$(12.4)	$12.2	$9.0	$(78.6)

Reinsurance
Property	$0.4	$0.9	$(0.2)	$(0.1)	$(0.3)	$0.3	$1.6	$(5.2)	$(3.2)	$(44.4)	$(50.2)
Casualty	(0.6)	4.6	(2.8)	(3.7)	(5.3)	(1.8)	0.4	(2.0)	(0.3)	1.3	(10.2)
Specialty	(0.2)	(0.5)	(0.1)	(0.2)	(0.1)	0.2	(0.3)	(1.0)	5.7	(7.8)	(4.3)
Total	$(0.4)	$5.0	$(3.1)	$(4.0)	$(5.7)	$(1.3)	$1.7	$(8.2)	$2.2	$(50.9)	$(64.7)

Consolidated
U.S. insurance	$(4.8)	$9.7	$(16.6)	$7.7	$(8.0)	$(24.4)	$(1.3)	$15.0	$3.5	$21.6	$2.4
International insurance	7.3	(5.1)	(4.5)	(36.9)	4.2	(27.4)	(25.0)	(12.4)	12.2	9.0	(78.6)
Reinsurance	(0.4)	5.0	(3.1)	(4.0)	(5.7)	(1.3)	1.7	(8.2)	2.2	(50.9)	(64.7)
Total	$2.1	$9.6	$(24.2)	$(33.2)	$(9.5)	$(53.1)	$(24.6)	$(5.6)	$17.9	$(20.3)	$(140.9)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended September 30, 2013
(Favorable) Unfavorable Development ($ in millions)	2003 and Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

U.S. Insurance
General casualty	$—	$—	$—	$—	$(4.6)	$—	$(0.3)	$—	$0.6	$3.0	$(1.3)
Programs	—	—	—	—	(0.2)	(1.7)	(1.2)	(1.4)	0.5	0.5	(3.5)
General property	—	0.6	(0.2)	3.2	—	—	—	0.2	(0.2)	(1.0)	2.6
Healthcare	(3.0)	(0.8)	0.2	—	—	(2.1)	(2.3)	—	10.1	5.1	7.2
Professional liability	—	(0.4)	(1.1)	(9.3)	(0.7)	0.9	0.3	(3.6)	2.4	10.5	(1.0)
Other	—	—	—	—	—	—	—	—	(0.2)	—	(0.2)
Total	$(3.0)	$(0.6)	$(1.1)	$(6.1)	$(5.5)	$(2.9)	$(3.5)	$(4.8)	$13.2	$18.1	$3.8

International Insurance
General casualty	$0.7	$(0.6)	$(1.4)	$(2.3)	$(1.8)	$(4.1)	$(0.6)	$(2.9)	$(0.1)	$—	$(13.1)
General property	—	—	3.4	(0.1)	(0.1)	(0.1)	(0.1)	(0.8)	(1.3)	(2.5)	(1.6)
Professional liability	0.2	(0.4)	1.4	(1.1)	(3.6)	(0.2)	(0.3)	(0.2)	(0.4)	—	(4.6)
Healthcare	(0.7)	(0.2)	(0.2)	(0.5)	(3.1)	(0.3)	(4.9)	(0.2)	(0.3)	—	(10.4)
Total	$0.2	$(1.2)	$3.2	$(4.0)	$(8.6)	$(4.7)	$(5.9)	$(4.1)	$(2.1)	$(2.5)	$(29.7)

Reinsurance
Property	$—	$0.1	$1.0	$—	$—	$0.0	$(0.4)	$(2.2)	$(6.0)	$(14.2)	$(21.7)
Casualty	(1.6)	(2.4)	0.6	0.1	0.3	(2.0)	(1.4)	(0.7)	(0.2)	0.4	(6.9)
Specialty	—	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.2)	0.3	(5.9)	(0.6)	(6.9)
Total	$(1.6)	$(2.4)	$1.5	$0.0	$0.2	$(2.1)	$(2.0)	$(2.6)	$(12.1)	$(14.4)	$(35.5)

Consolidated
U.S. insurance	$(3.0)	$(0.6)	$(1.1)	$(6.1)	$(5.5)	$(2.9)	$(3.5)	$(4.8)	$13.2	$18.1	$3.8
International insurance	0.2	(1.2)	3.2	(4.0)	(8.6)	(4.7)	(5.9)	(4.1)	(2.1)	(2.5)	(29.7)
Reinsurance	(1.6)	(2.4)	1.5	—	0.2	(2.1)	(2.0)	(2.6)	(12.1)	(14.4)	(35.5)
Total	$(4.4)	$(4.2)	$3.6	$(10.1)	$(13.9)	$(9.7)	$(11.4)	$(11.5)	$(1.0)	$1.2	$(61.4)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR TO DATE

	Nine Months Ended September 30, 2013
(Favorable) Unfavorable Development ($ in millions)	2003 and Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

U.S. Insurance
General casualty	$—	$(0.7)	$(0.5)	$—	$(9.1)	$(3.1)	$(0.2)	$—	$2.6	$3.5	$(7.5)
Programs	—	—	—	(1.4)	(3.5)	(1.5)	(1.9)	(4.1)	(0.1)	3.3	(9.2)
General property	—	0.7	(0.2)	3.5	(0.2)	(1.3)	(1.3)	—	1.3	1.0	3.5
Healthcare	(3.1)	(1.8)	(1.4)	(2.7)	(2.3)	(8.3)	(3.5)	(1.6)	23.2	14.1	12.6
Professional liability	—	(0.9)	(2.5)	(6.6)	(3.4)	(2.9)	0.4	(6.3)	4.5	28.8	11.1
Other	—	—	—	—	—	—	—	(0.1)	(0.6)	1.6	0.9
Total	$(3.1)	$(2.7)	$(4.6)	$(7.2)	$(18.5)	$(17.1)	$(6.5)	$(12.1)	$30.9	$52.3	$11.4

International Insurance
General casualty	$7.0	$1.8	$(8.4)	$(9.0)	$(10.5)	$(8.8)	$(1.8)	$(3.1)	$(0.1)	$0.9	$(32.0)
General property	—	—	3.3	(0.3)	1.0	(1.1)	(3.6)	(4.8)	(10.8)	(10.6)	(26.9)
Professional liability	(0.1)	(5.4)	4.7	(4.0)	(14.5)	0.1	(6.8)	(0.6)	(0.5)	—	(27.1)
Healthcare	(0.8)	(0.5)	(0.7)	(1.6)	5.1	(4.8)	5.7	(1.1)	(0.4)	—	0.9
Total	$6.1	$(4.1)	$(1.1)	$(14.9)	$(18.9)	$(14.6)	$(6.5)	$(9.6)	$(11.8)	$(9.7)	$(85.1)

Reinsurance
Property	$—	$0.2	$(1.3)	$0.1	$—	$(0.2)	$(0.5)	$(5.1)	$(14.5)	$(49.7)	$(71.0)
Casualty	(1.4)	(3.6)	0.3	0.8	(1.9)	(5.6)	(1.8)	0.2	3.1	5.7	(4.2)
Specialty	—	(0.4)	(0.6)	0.2	(0.1)	(3.2)	0.7	0.2	(3.6)	1.8	(5.0)
Total	$(1.4)	$(3.8)	$(1.6)	$1.1	$(2.0)	$(9.0)	$(1.6)	$(4.7)	$(15.0)	$(42.2)	$(80.2)

Consolidated
U.S. insurance	$(3.1)	$(2.7)	$(4.6)	$(7.2)	$(18.5)	$(17.1)	$(6.5)	$(12.1)	$30.9	$52.3	$11.4
International insurance	6.1	(4.1)	(1.1)	(14.9)	(18.9)	(14.6)	(6.5)	(9.6)	(11.8)	(9.7)	(85.1)
Reinsurance	(1.4)	(3.8)	(1.6)	1.1	(2.0)	(9.0)	(1.6)	(4.7)	(15.0)	(42.2)	(80.2)
Total	$1.6	$(10.6)	$(7.3)	$(21.0)	$(39.4)	$(40.7)	$(14.6)	$(26.4)	$4.1	$0.4	$(153.9)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RESERVE FOR LOSSES AND LOSS EXPENSES

	As of September 30, 2014

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$497,942	$353,884	$472,591	$1,324,417
IBNR (net of reinsurance recoverable)	1,162,523	1,098,500	1,117,814	3,378,837
Total	$1,660,465	$1,452,384	$1,590,405	$4,703,254

IBNR/Total reserves (net of reinsurance recoverable)	70.0%	75.6%	70.3%	71.8%

	As of December 31, 2013

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$494,164	$332,382	$468,525	$1,295,071
IBNR (net of reinsurance recoverable)	1,066,119	1,149,402	1,021,433	3,236,954
Total	$1,560,283	$1,481,784	$1,489,958	$4,532,025

IBNR/Total reserves (net of reinsurance recoverable)	68.3%	77.6%	68.6%	71.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	September 30, 2014				December 31, 2013

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$280,865	20.8%	$59,185	A+	$214,070	17.3%	$57,621
Axis Capital	A+	148,994	11.0%	7,789	A+	143,063	11.6%	6,485
Arch Re	A+	137,210	10.2%	3,588	A+	143,037	11.6%	3,588
Markel	A	88,015	6.6%	35,898	A	86,462	7.0%	39,292
Platinum Underwriters	A	85,186	6.3%	—	A	98,811	8.0%	—
Odyssey Reinsurance Company	A	82,819	6.1%	—	A	77,023	6.2%	—
XL Group	A	79,824	5.9%	—	A	68,857	5.6%	27,048
Swiss Re	A+	60,678	4.5%	—	A+	50,588	4.1%	—
National Indemnity Company	A++	56,981	4.2%	—	A++	61,547	5.0%	—
Transatlantic Holdings, Inc.	A	56,627	4.2%	—	A	50,125	4.1%	—
Top ten reinsurers		1,077,199	79.8%	106,460		993,583	80.5%	134,034
Other reinsurers' balances		271,810	20.2%	20,994		240,921	19.5%	19,546
Total reinsurance recoverable		$1,349,009	100.0%	$127,454		$1,234,504	100.0%	$153,580

		Reinsurance				Reinsurance
A.M Best Rating		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$79,305	5.9%	$947		$76,994	6.2%	$637
A+		753,604	55.9%	79,090		652,440	53.0%	79,291
A		501,526	37.2%	38,965		486,989	39.4%	72,959
A-		2,983	0.2%	—		1,750	0.1%	—
Total "A-" or higher		1,337,418	99.2%	119,002		1,218,173	98.7%	152,887
B++		4	0.0%	—		2,830	0.2%	693
NR		11,587	0.8%	8,452		13,501	1.1%	—
Total reinsurance recoverable		$1,349,009	100.0%	$127,454		$1,234,504	100.0%	$153,580

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

Consolidated Estimated Net Loss as of September 1, 2014
		1-in-100 Year	1-in-250 Year			1-in-100 Year	1-in-250 Year
		($ in millions)				($ in millions)
Zone	Peril	PML	PML	Zone	Peril	PML	PML

U.S. total	Hurricane	$499	$704	U.S. Southeast (1)	Hurricane	$398	$540

U.S. total	Earthquake	$379	$496	U.S. Gulf Coast (2)	Hurricane	$313	$397

				U.S. Northeast (3)	Hurricane	$267	$442

				California	Earthquake	$349	$438

PMLs Over the Most Recent Six Quarters as a % of Total Capital

(1) Florida, Georgia, North Carolina and South Carolina.
(2) Alabama, Louisiana, Mississippi and Texas.
(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.
(4) Total capital combines shareholders' equity and senior notes.
Note: We develop the estimates of losses expected from certain catastrophes for our portfolio of (re)insurance contracts using commercially available catastrophe models, including RMS and AIR. The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at September 1, 2014. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of September 30, 2014						As of December 31, 2013

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$1,010,228	AAA	11.2%	$1,010,228	$—	$1,010,228	$681,329
U.S. government securities	998,487	AA+	11.1%	998,487	—	998,487	1,370,089
U.S. government agencies	185,628	AA+	2.1%	185,628	—	185,628	306,700
Non-U.S. government and government agencies	219,287	AA+	2.4%	219,287	—	219,287	191,776
State, municipalities and political subdivisions	260,690	AA-	2.9%	236,163	24,527	260,690	231,555
Mortgage-backed securities:
Agency MBS	593,178	AA+	6.6%	593,178	—	593,178	725,515
Non-agency RMBS	125,990	B+	1.4%	38,140	87,850	125,990	275,820
CMBS	521,194	BBB	5.8%	304,201	216,993	521,194	291,167
Total mortgage-backed securities	1,240,362		13.8%	935,519	304,843	1,240,362	1,292,502
Corporate securities(1):
Financials	1,194,949	A	13.3%	1,158,666	36,283	1,194,949	958,794
Industrials	1,202,906	BBB	13.3%	883,715	319,191	1,202,906	1,174,047
Utilities	125,513	BBB+	1.4%	116,253	9,260	125,513	69,426
Total corporate securities	2,523,368		28.0%	2,158,634	364,734	2,523,368	2,202,267
Asset-backed securities:
Credit cards	72,741	AAA	0.8%	72,741	—	72,741	20,945
Auto receivables	27,253	AAA	0.3%	27,253	—	27,253	18,513
Student Loans	164,107	AA+	1.8%	164,107	—	164,107	151,507
Collateralized loan obligations	372,231	AA	4.1%	332,649	39,582	372,231	251,233
Other	64,083	AAA	0.7%	64,083	—	64,083	63,711
Total asset-backed securities	700,415		7.7%	660,833	39,582	700,415	505,909
Equities	945,076	N/A	10.5%	—	945,076	945,076	699,846
Other invested assets:
Private equity	303,111	N/A	3.4%	—	303,111	303,111	216,825
Hedge funds	471,469	N/A	5.2%	—	471,469	471,469	515,298
Other private securities	123,077	N/A	1.4%	—	123,077	123,077	147,311
High yield loan fund	31,544	N/A	0.3%	—	31,544	31,544	31,958
Total other invested assets	929,201		10.3%	—	929,201	929,201	911,392
Total investment portfolio	$9,012,742		100.0%	$6,404,779	$2,607,963	$9,012,742	$8,393,365

Annualized book yield, year to date	2.0%						1.9%
Duration(2)	2.0 years						2.4 years
Average credit quality (S&P)	A+						AA-

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Nine Months Ended

	September 30,	September 30,	September 30,	September 30,
	2014	2013	2014	2013
NET INVESTMENT INCOME
Fixed maturity investments	$38,762	$31,179	$110,998	$96,366
Equity securities	3,711	6,110	12,876	13,718
Other invested assets: hedge funds and private equity	2,249	3,812	8,767	6,001
Other invested assets: other private securities	3,292	1,997	7,291	5,115
Cash and cash equivalents	552	302	1,562	1,319
Expenses	(5,154)	(4,129)	(13,670)	(12,225)
Net investment income	$43,412	$39,271	$127,824	$110,294

NET REALIZED INVESTMENT (LOSSES) GAINS
Net realized gains (losses) on sale:
Fixed maturity investments	$5,841	$(4,836)	$23,607	$24,714
Equity securities	(627)	13,913	43,774	30,100
Other invested assets: hedge funds and private equity	13,604	2,068	53,171	16,761
Mark-to-market (losses) gains:
Fixed maturity investments	(40,843)	30,383	18,039	(101,205)
Equity securities	(8,479)	(17,198)	(8,768)	(18,555)
Other invested assets: hedge funds and private equity	(6,804)	7,326	(1,068)	36,719
Net realized and unrealized gains (losses) on derivatives	2,172	(4,169)	(24,469)	3,392
Net realized investment (losses) gains	$(35,136)	$27,487	$104,286	$(8,074)

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$8,276	$66,758	$232,110	$102,220

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$43,412	$39,271	$127,824	$110,294
Annualized net investment income	173,648	157,084	170,432	147,059
Average aggregate invested assets, at cost	$8,612,758	$8,361,648	$8,432,498	$8,325,506
Annualized investment book yield	2.0%	1.9%	2.0%	1.8%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$8,276	$66,758	$232,110	$102,220
Average aggregate invested assets, at fair value	$8,840,953	$8,522,686	$8,636,003	$8,534,852
Financial statement portfolio return	0.1%	0.8%	2.7%	1.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Exposures:

	Carrying Value				Fair Value
Fund Details	September 30, 2014	Unfunded Commitments	Corporate		September 30, 2014	Portfolio Percentage
Private Equity:			General Electric Co		$62,773	0.7%
Primary and secondary	$179,196	$223,030	Bank of America Corp		54,446	0.6%
Mezzanine debt	114,399	251,486	Morgan Stanley		53,112	0.6%
Distressed	9,516	5,119	JPMorgan Chase & Co		51,802	0.6%
Real estate	—	50,000	Mitsubishi UFJ Financial Group		51,580	0.6%
Total private equity	303,111	529,635	Wells Fargo & Co		40,206	0.5%
Hedge Funds:			Comcast Corp		37,375	0.4%
Distressed	173,111	—	American Express Co		36,694	0.4%
Equity long/short	111,627	—	ING Groep NV		33,581	0.4%
Multi-strategy	81,576	—	PNC Financial Services Group		30,047	0.3%
Relative value credit	105,155	—
Total hedge funds	471,469	—
Other private securities	123,077	—
High yield loan fund	31,544	—
Total other invested assets	$929,201	$529,635

Fixed Income Credit Quality:	September 30, 2014		December 31, 2013

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,184,115	19.3%	$1,676,789	27.5%
AAA/Aaa	972,721	15.9%	755,360	12.4%
AA/Aa	1,341,316	21.9%	1,458,497	23.9%
A/A	1,307,315	21.3%	1,022,281	16.8%
BBB/Baa	589,084	9.6%	533,238	8.7%
Total BBB/Baa and above	5,394,551	88.0%	5,446,165	89.3%
BB/Bb	68,178	1.1%	195,653	3.2%
B/B	394,325	6.5%	329,267	5.4%
CCC+ and below	271,183	4.4%	129,713	2.1%
Total	$6,128,237	100.0%	$6,100,798	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - September 30, 2014
			Sovereign
			Guaranteed		Mortgage-Backed Securities			Asset-	Corporate Securities
			Financial	State and	Agency			Backed				Equity	Total
Region	Country	Sovereign*	Institutions	Municipalities	MBS	MBS	CMBS	Securities	Financials	Industrials	Utilities	Securities	Exposure

Africa	South Africa	$—	$—	$—	$—	$—	$—	$—	$—	$6,158	$—	$600	$6,758

Australia	Australia	20,352	0	—	—	—	—	—	53,402	1,830	—	3,269	78,853
	Total	20,352	0	—	—	—	—	—	53,402	1,830	—	3,269	78,853

Europe	Austria	—	—	—	—	—	—	—	—	—	—	100	100
	Belgium	—	—	—	—	—	—	—	—	11,857	—	3,662	15,519
	Denmark	—	—	—	—	—	—	—	—	—	—	2,314	2,314
	Finland	—	—	—	—	—	—	—	—	—	—	1,542	1,542
	France	—	—	—	—	—	—	—	77,362	26,131	10,014	111,596	225,103
	Germany	29,020	838	—	—	—	—	—	3,639	6,877	—	6,657	47,031
	Greece	—	—	—	—	—	—	—	—	—	—	536	536
	Hungary	—	—	—	—	—	—	—	—	—	—	318	318
	Ireland	—	—	—	—	—	—	—	—	273	—	1,764	2,037
	Italy	—	—	—	—	—	—	—	516	—	—	3,870	4,386
	Luxembourg	—	—	—	—	—	—	3,631	3,136	12,252	—	122	19,141
	Netherlands	—	34,075	—	—	—	—		66,068	10,994	764	9,584	121,485
	Norway	—	—	—	—	—	—	—	24,580	2,754	—	888	28,222
	Portugal	—	—	—	—	—	—	—	—	—	—	568	568
	Spain	—	—	—	—	—	—	—	3,274	14,615	—	648	18,537
	Sweden	—	—	—	—	—	—	—	35,646	1,687	—	7,245	44,578
	Switzerland	2,157	—	—	—	—	—	—	21,570	6,757	—	21,487	51,971
	United Kingdom	25,963	—	—	—	4,135	—	—	65,237	67,286	164	28,335	191,120
	Total	57,140	34,913	—	—	4,135	—	3,631	301,028	161,483	10,942	201,236	774,508

Latin	Brazil	3,332	—	—	—	—	—	—	0	7,120	—	714	11,166
America	Chile	—	—	—	—	—	—	—	6,200	88	—	—	6,288
	Mexico	24,150	—	—	—	—	—	—	—	6,405	—	477	31,032
	Panama	—	—	—	—	—	—	—	—	—	—	1,101	1,101
	Total	27,482	—	—	—	—	—	—	6,200	13,613	—	2,292	49,587

North	Bermuda	—	—	—	—	—	—	—	—	—	—	2,948	2,948
America	Canada	54,539	—	—	—	—	—	—	72,800	36,909	7,273	12,269	183,790
	Cayman Islands	—	—	—	—	—	—	168,256	—	867	—	—	169,123
	United States	1,210,065	—	260,690	593,177	121,855	521,194	528,529	689,550	963,120	107,298	544,891	5,540,369
	Total	1,264,604	—	260,690	593,177	121,855	521,194	696,785	762,350	1,000,896	114,571	560,108	5,896,230

Asia /	China	6,985	—	—	—	—	—	—	—	2,740	—	43,716	53,441
Middle East	Hong Kong	24,591	—	—	—	—	—	—	—	—	—	1,138	25,729
	India	—	—	—	—	—	—	—	—	0	—	658	658
	Indonesia	—	—	—	—	—	—	—	—	0	—	119	119
	Israel	—	—	—	—	—	—	—	—	1,064	—	—	1,064
	Japan	—	—	—	—	—	—	—	37,896	11,112	—	122,232	171,240
	Kyrgyzstan	—	—	—	—	—	—	—	—	—	—	154	154
	Macau	—	—	—	—	—	—	—	—	—	—	438	438
	Malaysia	—	—	—	—	—	—	—	—	—	—	1,353	1,353
	Singapore	—	—	—	—	—	—	—		967	—	3,202	4,169
	South Korea	1,408		—	—	—	—	—	—	—	—	1,829	3,237
	Taiwan	—	—	—	—	—	—	—	—	3,043	—	1,729	4,772
	Thailand	—	—	—	—	—	—	—	—	—	—	1,003	1,003
	Total	32,984	—	—	—	—	—	—	37,896	18,926	0	177,571	267,377

	Grand Total	$1,402,562	$34,913	$260,690	$593,177	$125,990	$521,194	$700,416	$1,160,876	$1,202,906	$125,513	$945,076	$7,073,313

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share (1)	Book Value	Authorization

Three Months Ended:
March 31, 2013	$36,245	1,296,351	$27.96	$31.52	88.7%
June 30, 2013	46,326	1,524,984	30.38	32.11	94.6%
September 30, 2013	40,574	1,282,164	31.64	32.56	97.2%
December 31, 2013	51,540	1,440,933	35.77	33.62	106.4%
Total - 2013	$174,685	5,544,432	$31.51	$32.53	96.9%

Three Months Ended:
March 31, 2014	$68,659	2,012,196	$34.12	$34.94	97.7%
June 30, 2014	70,874	1,949,496	36.36	36.33	100.1%
September 30, 2014	24,996	654,851	38.17	37.05	103.0%
Total - 2014	$164,529	4,616,543	$35.64	$35.66	99.9%	$429,205

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of		As of
	September 30, 2014		December 31, 2013

Senior notes	$798,725		$798,499
Shareholders' equity	3,673,599		3,519,826
Total capitalization	$4,472,324		$4,318,325

Leverage Ratios
Debt to total capitalization	17.9%		18.5%

Net premiums written (trailing 12 months)	$2,285,410		$2,120,481
Net premiums written (trailing 12 months) to shareholders' equity	0.62	x	0.60	x

Total investments and cash & cash equivalents	$9,012,742		$8,393,365
Total investments and cash & cash equivalents to shareholders' equity	2.45	x	2.38	x

Reserve for losses and loss expenses	$6,052,263		$5,766,529
Deduct: reinsurance recoverable	(1,349,009)		(1,234,504)
Net reserve for losses and loss expenses	$4,703,254		4,532,025
Net reserve for losses and loss expenses to shareholders' equity	1.28	x	1.29	x

Fixed Charge Coverage Ratio	Three Months Ended				Nine Months Ended

	September 30,		September 30,		September 30,		September 30,
	2014		2013		2014		2013

Interest expense	$14,325		$14,094		$43,451		$42,416

Income before income taxes	32,447		127,814		384,050		286,305
Interest expense	14,325		14,094		43,451		42,416
Earnings for calculation of fixed coverage ratio	$46,772		$141,908		$427,501		$328,721

Fixed charge coverage ratio	3.3	x	10.1	x	9.8	x	7.7	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013

Net income	$30,915	$151,863	$176,972	$137,907	$122,843	$359,750	$279,973
Add after tax effect of:
Net realized investment losses (gains)	29,413	(76,443)	(47,164)	(64,027)	(25,395)	(94,192)	2,160
Foreign exchange loss	278	651	49	658	4,353	978	7,361
Operating income	$60,606	$76,071	$129,857	$74,538	$101,801	$266,536	$289,494

Weighted average common shares outstanding
Basic	96,458,231	97,809,639	99,545,187	100,814,955	101,974,077	97,926,378	103,020,681
Diluted	98,444,238	99,724,802	101,584,662	103,129,812	104,184,579	99,965,296	105,393,276

Basic per share data
Net income	$0.32	$1.55	$1.78	$1.37	$1.20	$3.67	$2.72
Add after tax effect of:
Net realized investment losses (gains)	0.30	(0.78)	(0.47)	(0.64)	(0.25)	(0.96)	0.02
Foreign exchange loss	0.00	0.01	0.00	0.01	0.04	0.01	0.07
Operating income	$0.62	$0.78	$1.31	$0.74	$0.99	$2.72	$2.81

Diluted per share data
Net income	$0.31	$1.52	$1.74	$1.34	$1.18	$3.60	$2.66
Add after tax effect of:
Net realized investment losses (gains)	0.30	(0.77)	(0.46)	(0.62)	(0.24)	(0.94)	0.02
Foreign exchange loss	0.00	0.01	0.00	0.01	0.04	0.01	0.07
Operating income	$0.61	$0.76	$1.28	$0.72	$0.98	$2.67	$2.75

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,	September 30,
	2014	2014	2014	2013	2013	2014	2013

Opening shareholders' equity	$3,682,762	$3,616,678	$3,519,826	$3,443,928	$3,373,229	$3,616,678	$3,326,335
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—
Adjusted opening shareholders' equity	$3,682,762	$3,616,678	$3,519,826	$3,443,928	$3,373,229	$3,616,678	$3,326,335

Closing shareholders' equity	$3,673,599	$3,682,762	$3,616,678	$3,519,826	$3,443,928	$3,673,599	$3,443,928
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—
Adjusted closing shareholders' equity	$3,673,599	$3,682,762	$3,616,678	$3,519,826	$3,443,928	$3,673,599	$3,443,928

Average adjusted shareholders' equity	$3,678,181	$3,649,720	$3,568,252	$3,481,877	$3,408,579	$3,645,139	$3,385,132

Net income available to shareholders	$30,915	$151,863	$176,972	$137,907	$122,843	$359,750	$279,973

Annualized net income available to
shareholders	$123,660	$607,452	$707,888	$551,628	$491,372	$479,667	$373,297

Annualized return on average shareholders' equity -
net income available to shareholders	3.4%	16.6%	19.8%	15.8%	14.4%	13.2%	11.0%

Operating income available to shareholders	$60,606	$76,071	$129,857	$74,538	$101,801	$266,536	$289,494

Annualized operating income available to
shareholders	$242,424	$304,284	$519,428	$298,152	$407,204	$355,381	$385,992

Annualized return on average shareholders' equity -
operating income available to shareholders	6.6%	8.3%	14.6%	8.6%	11.9%	9.7%	11.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of	As of	As of
	September 30,	December 31,	September 30,
	2014	2013	2013

Price per share at period end	$36.84	$37.60	$33.13

Total shareholders' equity	$3,673,599	$3,519,826	$3,443,928

Basic common shares outstanding	96,382,238	100,253,646	101,444,760

Add: unvested restricted stock units	512,112	143,697	249,720

Add: performance based equity awards	619,428	804,519	812,559

Add: employee purchase plan	28,381	55,596	45,960

Add: dilutive stock options outstanding	2,532,918	2,928,312	3,152,496
Weighted average exercise price per share	$16.30	$16.07	$15.92
Deduct: stock options bought back via treasury method	(1,120,699)	(1,251,687)	(1,515,171)

Common shares and common share equivalents outstanding	98,954,378	102,934,083	104,190,324

Basic book value per common share	$38.11	$35.11	$33.95
Year-to-date percentage change in basic book value per common share	8.5%	3.4%

Diluted book value per common share	$37.12	$34.20	$33.05
Year-to-date percentage change in diluted book value per common share	8.5%	3.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 29 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 30 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 29 for the reconciliation of net income to operating income and page 30 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 31 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 24 for the calculation of annualized investment book yield.